                                                                   Exhibit 10.11

                             [ELLIOTT LETTERHEAD]


                                June 17, 1997


VIA FACSIMILE/MAIL
------------------

SOLID STATE GEOPHYSICAL CORP.
3200 Wilcrest, Suite 150
Houston, Texas  77042

SOLID STATE GEOPHYSICAL INC
7309 Flint Road S.E.
Calgary, Alberta T2H 163
Canada

Attention:  Mitch Peters

                       RE: EXTENSION OF PROMISSORY NOTES
                           -----------------------------

Dear Mitch:

         We refer to the two $2,000,000 Promissory Notes dated February 10, 1997 and February 19, 1997, respectively (the "Notes"), from Solid State Geophysical Corp., a Colorado corporation, to Elliott Associates, L.P. ("Lender").

         Lender hereby agrees that the first Maturity Date under each of the Notes shall be further extended from June 15, 1997 until August 15, 1997.

         All other terms of the Notes and all other agreements among the parties referenced herein shall remain in full force and effect.

                                       Very truly yours,

                                       ELLIOTT ASSOCIATES, L.P.


                                       By:  /s/ Paul E. Singer
                                           -----------------------------
                                                Paul E. Singer
                                                General Partner

cc:      Rodger Conner, Esq. (via fax/mail)